UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

Summit Municipal Income Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bond returns were flat or negative during the fiscal year ended October 31, 2013, as declining bond prices since the end of April offset gains in the first half of our fiscal year. In the last six months, interest rates rose across all fixed income markets, as Federal Reserve officials expressed their intention to moderate the Fed’s asset purchases if the economy evolves in line with the central bank’s projections. Shorter-term securities held up better than intermediate- and long-term issues as cash flowed out of the municipal bond market. Lower-quality municipals fared worse than higher-quality issues in both the investment-grade and high yield markets. Although their absolute returns were disappointing during our fiscal year, the T. Rowe Price Summit Municipal Funds maintained favorable longer-term relative performance records.

ECONOMY AND INTEREST RATES

The U.S. economy grew at a modest to moderate pace over the last year, overcoming the headwinds stemming from late-2012 “fiscal cliff” uncertainties and the higher tax rates and federal spending reductions that took effect in the first quarter of 2013. The housing recovery continues, if at a slower pace in recent months; inflation has been low amid a pullback in various commodity prices; and employment growth has held firm. However, the national unemployment rate—measured at 7.3% in October—remains elevated. We believe the economy will continue to grow in the months ahead, although the federal government shutdown in the first half of October may reduce fourth-quarter growth somewhat. To support the recovery, the Federal Reserve kept short-term interest rates very low and continued buying $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month to suppress longer-term rates. The Fed surprised many investors by delaying a widely-expected mid-September tapering of its asset purchases. However, the central bank is expected to begin tapering its asset purchases in the months ahead if the recovery stays on track.

Shorter-term Treasury and high-quality municipal yields were little changed over the last six months, but 30-year municipal yields rose more than the 30-year Treasury yield since the end of April, which is unusual. In fact, the municipal yield curve was historically steep at times during the last six months: High-quality 30-year municipal yields were at least 400 basis points (four percentage points) greater than yields of high-quality munis maturing in two years or less. On a relative basis, this has increased the attractiveness of long-term tax-free bonds as an alternative for fixed income investors. As of October 31, the 4.04% yield offered by a 30-year tax-free bond rated AAA was almost 111% of the 3.64% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.61% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance through October 31 totaled about $276 billion, according to The Bond Buyer. Issuance had been picking up in early 2013, but the sharp increase in bond yields since late April reduced new issuance moderately. Formerly brisk demand for municipal securities evaporated in the last few months as rising rates, falling prices, and credit concerns in certain parts of the muni market resulted in significant cash outflows from the market. Outflows have abated somewhat in September and October, however, as the Fed delayed the tapering of its asset purchases. While austerity-minded state and local government leaders remain conservative about adding to indebtedness—which we consider to be supportive and will likely keep 2013 issuance below 2012’s level—additional cash flows out of municipal bond portfolios could continue to weigh on the market.

## When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a new net investment income tax taking effect in 2013, in which a 3.8% tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

**Tax-Exempt Yields and Taxable-Equivalent Yields**

| Tax-Exempt Yields | Taxable-Equivalent Yields | | | | | |
|---|---|---|---|---|---|---|
| | Your Federal Marginal Tax Bracket | | | | | |
| | 25.0% | 28.0% | 33.0% | 36.8%** | 38.8%** | 43.4%** |
| 1.0% | 1.3% | 1.4% | 1.5% | 1.6% | 1.6% | 1.8% |
| 1.5 | 2.0 | 2.1 | 2.2 | 2.4 | 2.5 | 2.7 |
| 2.0 | 2.7 | 2.8 | 3.0 | 3.2 | 3.3 | 3.5 |
| 2.5 | 3.3 | 3.5 | 3.7 | 4.0 | 4.1 | 4.4 |
| 3.0 | 4.0 | 4.2 | 4.5 | 4.8 | 4.9 | 5.3 |
| 3.5 | 4.7 | 4.9 | 5.2 | 5.5 | 5.7 | 6.2 |
| 4.0 | 5.3 | 5.6 | 6.0 | 6.3 | 6.5 | 7.1 |
| 4.5 | 6.0 | 6.3 | 6.7 | 7.1 | 7.4 | 8.0 |
| 5.0 | 6.7 | 6.9 | 7.5 | 7.9 | 8.2 | 8.8 |

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

*Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.*

Since the 2007–2009 recession, most states have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been slower and more uneven than historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

In mid-July, Detroit filed for Chapter 9 bankruptcy protection in federal court, but we do not believe this is evidence of a systemic breakdown in municipal credit fundamentals. On the other hand, the deteriorating fiscal situation in the Commonwealth of Puerto Rico, as highlighted in the media, could pose greater risk to the broader muni market. The Commonwealth’s liabilities are large relative to the size of Puerto Rico’s economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the Commonwealth and its various governmental agencies. While we have very little exposure to bonds issued in Puerto Rico, we are following the situation closely.

In terms of sector performance, state and local general obligations (GOs) declined but held up slightly better than revenue bonds over the last year. We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax, power, and water and sewer revenue bonds were some of the weakest sectors. Health care-related issues also declined, and we are becoming increasingly selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Housing revenue issues outperformed with flat returns, helped by the recovering residential real estate market.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 0.01% during both the 6- and 12-month periods ended October 31, 2013, versus 0.00% and 0.01%, respectively, for the Lipper index. Much of the attention within fixed income markets during the past six months has been focused on the Federal Reserve’s likelihood of tapering its Large Scale Asset Purchase program. This prevailing belief caused the longer-end of the market to sell off, and rates rose on longer-maturity bonds. Moreover, concerns with large municipal issuers such as Detroit and Puerto Rico added to the unease in the longer bond market. However, with the fund’s investable universe extremely short term and high quality in nature, rates were not affected at all. Money market rates remain closely tied to the fed funds rate, currently targeted at between 0.00% and 0.25%. Short-term rates should not rise significantly until the Federal Reserve begins to raise short-term benchmark rates.

Over the last six months, yields across the municipal money market curve continued to move slightly lower. The money market yield curve steepened a few basis points over the period, as securities that mature inside of 90 days moved five basis points lower (100 basis points equal one percentage point), while yields on one-year maturities declined by two basis points. Rates range from seven basis points for overnight maturities to 18 basis points for paper maturing in one year. Issuers’ preference in financing their borrowings for longer terms to lock in record low yields continues to reduce supply, further contributing to lower yields. Unfortunately, new issue supply across all product areas (commercial paper, notes, and variable rate demand notes) is expected to remain constrained for the foreseeable future. This continuing move lower in yields is consistent with other money market instruments due to similar factors across the money market industry.

Credit quality continues to play a major role in the management of the fund. Therefore, we favor and maintain an overweight to highly rated hospitals, education, housing, and state and local general obligation bonds represented by issuers such as Providence Health, University of Chicago, Maryland Community Development Association, the State of Washington, and Baltimore County. Although our investment preference is for high-quality issuers that don’t require bank liquidity support, bank letters of credit and standby purchase agreements continue to play a big part in the financing of short-term municipal debt. Thus, we remain well diversified and mindful of their impact to the fund. The fund’s top bank liquidity exposures are to JPMorgan Chase, U.S. Bancorp, Royal Bank of Canada, and Wells Fargo. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

With the Fed on hold, constrained supply, and the crisis in Europe under control, we expect yields to remain range-bound over the next six months. As such, we continue to operate in the longer range of our targeted weighted average maturity of 50 to 55 days. As always, we are committed to managing a high-quality diversified portfolio, with a focus on liquidity and stability of principal.

Summit Municipal Intermediate Fund

Performance Comparison

Your fund returned -2.19% and -0.57%, respectively, during the 6- and 12-month periods ended October 31, 2013, versus -2.79% and -1.37% for the Lipper Intermediate Municipal Debt Funds Average during the comparable periods. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value per share declined from $12.03 at the end of April to $11.60 at the end of October, while the 30-day SEC yield rose from 1.18% to 2.04%. Dividends contributed $0.16 per share during the six-month period and $0.33 for the fund’s fiscal year.

During the past six months, the fund received large inflows of new investments, which we actively put to work. We sold bonds that we had purchased at lower yields to improve the portfolio’s yield. We were able to maintain our overweight exposure to revenue sectors, such as transportation, electric utilities, and health care. Specifically, we added to Dallas Fort Worth, Denver, and Miami Dade County airports, as well as New Jersey Turnpike bonds in the transportation sector. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In electric utilities, we added to Lower Colorado River Transmission, North Carolina Eastern, North Carolina Municipal Power, and Los Angeles Department of Water and Power. We realized some losses on California and New York City GO bonds, which we had purchased earlier in the year, and initiated new positions with higher yields. The trades will enable us to use the losses to offset some capital gains.

Our weighted average maturity and duration (a measure of a bond or bond fund’s sensitivity to changes in interest rates) were little changed. The fund’s duration reflects a slightly different allocation to various parts of the yield curve. Mainly, we bought bonds in the 15-year maturity range, since this was the area that suffered most during the move toward higher yields last summer. We offset these holdings with a lower exposure to 3- to 10-year bonds and a slightly higher allocation to cash.

The fund’s performance was negative but favorable versus our peer group thanks to sector allocations and security selection, but our interest rate and yield curve positioning trimmed results. We were fortunate not to hold any Puerto Rico debt, which has come under pressure because of the government’s fiscal problems. We do hold a minor position in an Ascension Hospital bond domiciled in Puerto Rico and rated AA, but it has no connection to the government of Puerto Rico.

Summit Municipal Income Fund

Your fund returned -5.11% and -2.92%, respectively, during the 6- and 12-month periods ended October 31, 2013, versus -4.93% and -3.13% for the Lipper General & Insured Municipal Debt Funds Average during the comparable periods. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value declined from $12.08 to $11.25 during the six-month period, while its 30-day SEC yield rose from 2.43% to 3.34%. Dividends contributed $0.21 per share during the past six months and $0.43 during the fund’s fiscal year.

Longer-term rates were hit hardest when municipal rates spiked higher, with AAA bond yields rising more than 120 basis points (100 basis points equal one percentage point) since April. Our positioning on the yield curve during the year was fairly consistent, as we overweighted maturities 20 years and longer and underweighted 3- to 10-year maturities. This strategy hurt performance to some degree, since longer-term bonds suffered through the period of rising rates. Nevertheless, we believe this maturity range still offers value. As rates increased during the past six months, the portfolio’s duration rose from 5.5 to 5.8 years. However, we managed the fund to avoid a sizable extension in duration. Our weighted average maturity decreased almost two years, from 19.1 to 17.4 years through our sales of longer-maturity bonds.

We anticipate ongoing fiscal challenges for many state and local governments, particularly those heavily burdened with long-term pension and other post-employment benefit liabilities. Therefore, we remain overweight in revenue bonds and underweight both state and local GO debt relative to our benchmark. We made minimal shifts in the fund’s sector holdings. The transportation sector declined slightly to 23% of net assets but remains our largest allocation, much of which is airport revenue bonds. Exposure to toll roads increased due to elevated levels of new issuance for the sector. Health care is the second-largest sector, although our exposure is slightly lower than six months ago.

Valuations of long-term, lower-quality bonds suffered the most. Our holdings in toll roads of recent vintage lagged significantly, as many holders liquidated positions to meet fund redemptions. Medium-quality intermediate-term bonds fared well, since they offered additional yield, or carry, above their higher-quality counterparts, and their market valuations declined less than longer maturities. There were a few fund holdings that were prerefunded during the reporting period, and their price appreciation made them top performers. Tax-exempt bonds issued by various entities for the Commonwealth of Puerto Rico, which are triple-tax-exempt in all 50 states, drastically declined in valuation, as the island’s long-running fiscal challenges and high-debt burdens worsened. The fund has been underweight in Puerto Rico for quite some time and presently holds a minimal position in Puerto Rico Electric Power Authority that is backed by insurance. Our underweight in this area benefited performance during the period. As for shifts in the fund’s quality, exposure to higher-quality AA holdings declined to 21%, as higher-quality securities offered greater liquidity in meeting fund redemptions. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

The decline in municipal bond prices over the last six months has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that it is a high-quality market, with good investment opportunities for those with a long-term focus and attractive tax-free income—particularly for those in the highest tax brackets—in what is still a very low interest rate environment. The recent underperformance of long-term munis makes their taxable-equivalent yields even more attractive, as noted earlier, but if market outflows persist and rates resume rising, further price declines are likely.

We have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and these assessments are incorporated in our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity. However, we believe further rate increases will be more modest than what we have seen in the last few months.

Irrespective of interest rate movements, the credit and economic environment for municipalities is likely to remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy weakens, municipalities would face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely. As for Detroit, we will be monitoring the bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. Even as interest rates return to more normal levels, bonds will remain an important asset class, and we expect to continue finding good investment opportunities for long-term oriented, income-seeking investors.

We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our long-term investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 18, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1-17 yr. Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

## Quarter-End Returns

| Periods Ended 9/30/13 | SEC Yield (7-Day Simple)* | SEC Yield (7-Day Simple)– Unsubsidized | 1 Year | 5 Years | 10 Years | Since Inception | Inception Date |
|---|---|---|---|---|---|---|---|
| Summit Municipal Money Market Fund | 0.01% | -0.32% | 0.01% | 0.13% | 1.15% | – | |
| Summit Municipal Intermediate Fund | – | – | -1.17 | 5.28 | 3.96 | – | |
| Summit Municipal Intermediate Fund–Advisor Class | – | – | -1.50 | – | – | -0.49% | 8/8/12 |
| Summit Municipal Income Fund | – | – | -3.37 | 6.27 | 4.51 | – | |
| Summit Municipal Income Fund–Advisor Class | – | – | -3.62 | – | – | -2.02 | 8/8/12 |

*Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.*

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

| | $ Par | Value |
|---|---|---|
| **MUNICIPAL SECURITIES 99.9%** | | |
| **Alabama 0.7%** | | |
| Courtland Ind. Dev. Board, Int'l Paper, PCR, 4.75%, 5/1/17 | 1,000 | 1,027 |
| Health Care Auth. for Baptist Health, 5.00%, 11/15/17 | 3,805 | 3,974 |
| | | 5,001 |
| **Alaska 0.1%** | | |
| Anchorage, GO, 5.00%, 3/1/20 (1) | 1,000 | 1,059 |
| | | 1,059 |
| **Arizona 0.8%** | | |
| Arizona HFA, Banner Health, 5.50%, 1/1/31 | 2,000 | 2,124 |
| Arizona HFA, Banner Health, VR, 0.976%, 1/1/37 | 750 | 560 |
| Arizona HFA, Blood Systems, 5.00%, 4/1/20 | 615 | 627 |
| Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/23 | 2,000 | 2,339 |
| | | 5,650 |
| **Arkansas 0.6%** | | |
| Univ. of Arkansas, 5.00%, 11/1/28 | 2,115 | 2,338 |
| Univ. of Arkansas, 5.00%, 11/1/29 | 2,000 | 2,191 |
| | | 4,529 |
| **California 19.7%** | | |
| Bay Area Toll Auth., San Francisco Area F1, 5.625%, 4/1/44 | 1,830 | 1,967 |
| California, Economic Recovery, 5.25%, 7/1/21 | 4,000 | 4,767 |
| California, GO, 5.00%, 9/1/31 | 5,000 | 5,319 |
| California, GO, 5.25%, 9/1/25 | 5,000 | 5,746 |
| California, GO, 5.50%, 3/1/40 | 2,970 | 3,219 |
| California, GO, 5.60%, 3/1/36 | 1,175 | 1,286 |
| California, Refunding, GO, 5.00%, 9/1/31 | 5,000 | 5,319 |
| California Dept. of Water Resources, Power Supply 5.00%, 5/1/22 | 2,750 | 3,223 |

| | | |
|---|---|---|
| California EFA, Univ. of Southern California, 5.25%, 10/1/38 | 2,225 | 2,383 |
| California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16 | 225 | 245 |
| California HFA, Memorial Health, 5.00%, 10/1/33 | 2,750 | 2,818 |
| California HFA, Providence Health & Services, 6.50%, 10/1/38 | 980 | 1,124 |
| California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (2) | 20 | 25 |
| California HFA, Sutter Health, 5.25%, 8/15/31 | 3,050 | 3,203 |
| California Housing Fin. Agency, Single Family, 5.55%, 8/1/33 (3) | 3,355 | 3,244 |
| California Infrastructure & Economic Dev. Bank, Independent System Operator, 6.25%, 2/1/39 (Prerefunded 2/1/15) (2) | 1,150 | 1,236 |
| California Municipal Fin. Auth. Community Hosp. of Central California, 5.00%, 2/1/15 | 1,250 | 1,307 |
| California Pollution Control Fin. Auth., Solid Waste 0.95%, 8/1/23 (Tender 11/1/13) (3)(4) | 5,000 | 5,000 |
| California Public Works Board, 5.00%, 1/1/21 | 2,000 | 2,159 |
| California Public Works Board, 5.00%, 10/1/26 (Prerefunded 10/1/16) (2) | 2,020 | 2,284 |
| California Public Works Board, Dept. of Corrections 5.25%, 6/1/28 (Prerefunded 12/1/13) (2) | 1,000 | 1,004 |
| California Public Works Board, Judicial Council, 5.00%, 3/1/38 | 2,250 | 2,270 |
| California Public Works Board, Mental Health, 5.50%, 6/1/23 (Prerefunded 6/1/14) (2) | 500 | 516 |
| California Public Works Board, Univ. of California Regents 5.00%, 12/1/28 (Prerefunded 12/1/21) (2) | 4,000 | 4,860 |
| California Public Works Board, Univ. Projects, 5.00%, 10/1/30 | 1,500 | 1,560 |
| California Public Works Board, Univ. Projects, 5.25%, 10/1/27 | 1,460 | 1,580 |
| California State Univ. Trustees, 5.25%, 11/1/38 | 5,000 | 5,326 |
| California Statewide CDA, American Baptist Homes of the West 2.40%, 10/1/20 | 1,250 | 1,220 |
| California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39 | 3,000 | 3,097 |
| California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27 | 1,975 | 2,036 |
| California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/42 | 7,150 | 7,203 |

| | | |
|---|---|---|
| California Statewide CDA, Polytechnic School, 5.00%, 12/1/29 | 1,225 | 1,274 |
| Chula Vista Ind. Dev., San Diego Gas & Electric, PCR 5.50%, 12/1/21 (3) | 500 | 522 |
| Golden State Tobacco Securitization Corp., 5.00%, 6/1/18 | 3,000 | 3,422 |
| Golden State Tobacco Securitization Corp., 5.00%, 6/1/45 | 1,500 | 1,442 |
| Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27 | 3,065 | 2,609 |
| Los Angeles Airport, 5.25%, 5/15/39 | 5,520 | 5,892 |
| Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/29 | 2,000 | 2,128 |
| Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/37 | 2,000 | 2,033 |
| Los Angeles Dept. of Water & Power, Waterworks 5.00%, 7/1/31 (5) | 2,000 | 2,126 |
| Los Angeles Harbor Dept., 5.00%, 8/1/24 (1) | 2,025 | 2,219 |
| Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/30 | 1,480 | 1,528 |
| Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/31 | 1,555 | 1,595 |
| Los Angeles Municipal Improvement Corp., Real Property 5.00%, 3/1/32 | 705 | 719 |
| Oakland, GO, 5.00%, 1/15/26 (5) | 1,085 | 1,165 |
| Palm Springs, Int'l. Airport, 5.45%, 7/1/20 (3) | 690 | 686 |
| Port of Oakland, 5.00%, 11/1/24 (1)(3) | 1,000 | 1,087 |
| Ridgecrest Redev. Agency, 6.25%, 6/30/37 | 2,000 | 2,130 |
| Sacramento County Sanitation Dist. Fin. Auth. VR, 0.705%, 12/1/35 (6) | 700 | 519 |
| San Buenaventura, Community Memorial Health 8.00%, 12/1/26 | 1,000 | 1,177 |
| San Diego County Regional Airport Auth., 5.00%, 7/1/40 | 5,000 | 5,051 |
| San Diego Public Fac. Fin. Auth., City Water Utility 5.50%, 8/1/39 | 1,000 | 1,086 |
| San Diego Redev. Agency, Naval Training Center, 5.00%, 9/1/25 | 500 | 512 |
| San Francisco Bay Area Rapid Transit, Property Tax, GO 5.00%, 8/1/22 | 1,025 | 1,103 |

| | | |
|---|---|---|
| San Francisco City & County Airports Commission 5.00%, 5/1/40 | 2,870 | 2,918 |
| San Francisco City & County Airports Commission, Int'l. Airports 6.00%, 5/1/39 | 3,000 | 3,413 |
| San Francisco City & County Redev. Agency, Mission Bay North 6.75%, 8/1/41 | 750 | 844 |
| San Jose Redev. Agency, 5.375%, 8/1/29 | 1,350 | 1,374 |
| San Mateo, Bay Meadows Community Fac. Dist. 5.875%, 9/1/32 | 1,375 | 1,434 |
| Sweetwater Union High School Dist., Special Tax 5.00%, 9/1/19 (7) | 2,515 | 2,665 |
| Torrance, Memorial Medical Center, 5.00%, 9/1/40 | 2,000 | 2,023 |
| Washington Unified School District, New High School, COP 5.125%, 8/1/37 (5) | 1,170 | 1,189 |
| Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/16 | 1,340 | 1,474 |
| | | 145,905 |
| **Colorado 0.9%** | | |
| Colorado HFA, Catholic Health Initiatives, 5.25%, 1/1/45 (4) | 3,000 | 2,968 |
| Colorado HFA, Valley View Hosp., 5.75%, 5/15/36 | 1,150 | 1,176 |
| Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37 | 270 | 276 |
| Univ. of Colorado, 5.375%, 6/1/38 | 2,000 | 2,217 |
| | | 6,637 |
| **Connecticut 0.2%** | | |
| Mashantucket (Western) Pequot Tribe, 4.00%, 7/1/31 | 1,324 | 910 |
| Mohegan Tribe Indians, 6.25%, 1/1/31 | 670 | 670 |
| | | 1,580 |
| **Delaware 1.2%** | | |
| Delaware Economic Dev. Auth., NRG Energy, 5.375%, 10/1/45 | 2,250 | 2,133 |
| Delaware Municipal Electric Corp., 5.00%, 7/1/37 | 5,000 | 5,223 |
| New Castle County, Newark Charter School, 5.00%, 9/1/26 | 815 | 820 |

| | | |
|---|---|---|
| Sussex County, Cadbury Lewes, 5.90%, 1/1/26 | 375 | 370 |
| | | 8,546 |
| **District of Columbia 3.1%** | | |
| District of Columbia, American Society of Hematology 5.00%, 7/1/42 | 1,850 | 1,822 |
| District of Columbia, GO, 6.00%, 6/1/17 (1) | 1,220 | 1,434 |
| District of Columbia, Income Tax, GO, 5.50%, 12/1/30 | 2,000 | 2,242 |
| Metropolitan Washington Airports Auth., 5.00%, 10/1/29 | 1,275 | 1,367 |
| Metropolitan Washington Airports Auth., 5.25%, 10/1/24 | 3,500 | 4,026 |
| Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44 | 4,150 | 4,202 |
| Metropolitan Washington Airports Auth., Dulles Toll Road STEP, 0.00%, 10/1/44 | 2,150 | 1,634 |
| Washington Convention & Sports Auth., 5.00%, 10/1/40 | 3,000 | 3,010 |
| Washington Metropolitan Area Transit Auth., 5.25%, 7/1/29 | 2,565 | 2,807 |
| | | 22,544 |
| **Florida 7.1%** | | |
| Broward County, 5.25%, 10/1/36 | 2,415 | 2,558 |
| Broward County, Water & Sewer, 5.25%, 10/1/34 | 2,000 | 2,162 |
| Broward County Airport, 5.375%, 10/1/29 | 5,345 | 5,802 |
| Florida Municipal Power Agency, All Requirements 5.00%, 10/1/31 (Tender 10/1/18) | 1,125 | 1,174 |
| Florida Municipal Power Agency, All Requirements 6.25%, 10/1/31 | 1,000 | 1,141 |
| Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23 (Prerefunded 11/15/15) (2) | 175 | 191 |
| Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/23 | 1,235 | 1,330 |
| Highlands County HFA, Adventist Health/Sunbelt 6.00%, 11/15/37 | 2,000 | 2,256 |
| Jacksonville, Sales Tax, 5.00%, 10/1/30 | 3,000 | 3,125 |
| Jacksonville, Transit, 5.00%, 10/1/30 | 2,000 | 2,126 |

| | | |
|---|---|---|
| Jacksonville, Transit, 5.00%, 10/1/31 | 1,900 | 2,005 |
| Miami-Dade County, Aviation, 5.00%, 10/1/28 (3) | 3,580 | 3,708 |
| Miami-Dade County, Aviation, 5.00%, 10/1/31 (3) | 5,000 | 5,064 |
| Miami-Dade County, Aviation, 5.375%, 10/1/35 | 5,750 | 5,992 |
| Miami-Dade County, Aviation, 5.375%, 10/1/41 | 2,000 | 2,067 |
| Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28 | 700 | 752 |
| Orange County HFA, The Nemours Foundation, 5.00%, 1/1/22 | 1,900 | 2,125 |
| Orlando-Orange County Expressway Auth., 5.00%, 7/1/32 | 1,500 | 1,557 |
| OTC Community Dev. Dist., Jacksonville, Special Assessment 5.30%, 5/1/38 | 455 | 402 |
| Paseo Community Dev. Dist., 5.00%, 2/1/14 (8)(9) | 405 | — |
| Paseo Community Dev. Dist., Special Assessment 5.40%, 5/1/36 | 75 | 78 |
| Paseo Community Dev. Dist., VR, 0.00%, 5/1/36 (9) | 810 | 266 |
| Reedy Creek Improvement Dist., GO, 5.00%, 6/1/26 | 3,000 | 3,356 |
| Saint John's County IDA, Glenmoor, 5.00%, 1/1/16 (9)(10) | 365 | 168 |
| Seminole Tribe of Florida, 5.25%, 10/1/27 (11) | 1,000 | 1,031 |
| Seminole Tribe of Florida, 5.50%, 10/1/24 (11) | 1,000 | 1,045 |
| Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16 | 60 | 59 |
| Winter Garden Village Fowler Grove, 5.65%, 5/1/37 | 730 | 735 |
| | | 52,275 |
| **Georgia 1.7%** | | |
| Atlanta, Princeton Lakes, 5.50%, 1/1/31 | 250 | 250 |
| Atlanta Water & Sewer, Wastewater, 6.25%, 11/1/34 | 1,000 | 1,144 |
| Cobb County Kennestone Hosp. Auth., WellStar Health 5.50%, 4/1/37 (5) | 1,170 | 1,223 |
| Fulton County Dev. Auth., Woodruff Arts Center 5.25%, 3/15/24 | 2,000 | 2,177 |
| Fulton County Residential Care Fac. for the Elderly Canterbury Court, 6.125%, 2/15/26 | 250 | 251 |

| | | |
|---|---|---|
| Hall County & Gainesville Hosp. Auth. Northeast Georgia Health, 5.375%, 2/15/40 | 2,810 | 2,860 |
| Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20 | 2,000 | 2,206 |
| Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (1)(12) | 100 | 119 |
| Rockdale County Dev. Auth., Pratt Industries USA, Visy Paper 6.125%, 1/1/34 (3) | 1,750 | 1,759 |
| Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/24 | 110 | 111 |
| Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34 | 500 | 503 |
| | | 12,603 |
| **Illinois 3.1%** | | |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/19 (3) | 2,000 | 2,285 |
| Chicago O'Hare Int'l. Airport, 5.25%, 1/1/24 (1)(3) | 500 | 519 |
| Chicago O'Hare Int'l. Airport, 6.50%, 1/1/41 | 2,000 | 2,249 |
| Cook County, GO, 5.00%, 11/15/29 | 1,750 | 1,755 |
| Cook County, GO, 5.00%, 11/15/33 | 2,740 | 2,699 |
| Cook County, Navistar Int'l., Recovery Zone, 6.50%, 10/15/40 | 750 | 757 |
| Illinois, GO, 5.50%, 7/1/38 | 3,250 | 3,262 |
| Illinois Fin. Auth., Friendship Village of Schaumburg 5.625%, 2/15/37 | 400 | 352 |
| Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/37 | 350 | 291 |
| Illinois Fin. Auth., Lutheran Senior Services Obligated Group Hillside Village, 5.25%, 2/1/37 | 1,000 | 961 |
| Illinois Fin. Auth., Rush Univ. Medical Center, 6.625%, 11/1/39 | 1,000 | 1,109 |
| Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/36 | 1,000 | 1,002 |
| Illinois Toll Highway Auth., 5.50%, 1/1/33 | 1,500 | 1,622 |
| Metropolitan Pier & Exposition Auth., McCormick Place 5.50%, 6/15/50 | 2,000 | 2,040 |

| | | |
|---|---|---|
| Regional Transportation Auth., 6.00%, 7/1/33 (6) | 2,000 | 2,303 |
| | | 23,206 |
| **Indiana 1.5%** | | |
| Indiana Fin. Auth., Ohio River Bridges, 5.25%, 1/1/51 (3) | 3,500 | 3,183 |
| Indiana Fin. Auth., Ohio Valley Electric, IDRB, 5.00%, 6/1/39 | 1,250 | 1,150 |
| Indiana Fin. Auth., U.S. Steel, IDRB, 6.00%, 12/1/26 | 1,000 | 973 |
| Indiana Health & Ed. Fac. Fin. Auth., Franciscan Alliance 5.25%, 5/15/41 (7) | 1,600 | 1,617 |
| Japser County Economic Dev. Auth. Northern Indiana Public Service, 5.60%, 11/1/16 (1) | 1,250 | 1,384 |
| Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/38 | 390 | 381 |
| Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37 (11) | 1,000 | 1,000 |
| Vigo County Hosp. Auth., Union Hosp., 5.75%, 9/1/42 (11) | 500 | 500 |
| Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31 | 1,000 | 1,147 |
| | | 11,335 |
| **Iowa 0.4%** | | |
| Altoona, Urban Renovation Tax, 6.00%, 6/1/28 | 1,000 | 1,050 |
| Iowa Fin. Auth., Fertilizer, 5.25%, 12/1/25 | 1,800 | 1,643 |
| Iowa Fin. Auth., Fertilizer, 5.50%, 12/1/22 | 600 | 573 |
| | | 3,266 |
| **Kansas 1.4%** | | |
| Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/24 | 1,800 | 1,981 |
| Wichita, Via Christi Health, 5.00%, 11/15/29 (Prerefunded 11/15/21) (2) | 4,000 | 4,836 |
| Wichita, Via Christi Health, 5.25%, 11/15/24 (Prerefunded 11/15/19) (2) | 3,000 | 3,647 |
| | | 10,464 |

| | | |
|---|---|---|
| **Kentucky 0.4%** | | |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 3/1/40 | 1,000 | 1,054 |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 6/1/40 | 2,100 | 2,214 |
| | | 3,268 |
| **Louisiana 0.4%** | | |
| Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.375%, 4/1/31 | 1,000 | 1,071 |
| Louisiana Local Gov't. Environment Fac. Auth. Westlake Chemical, 6.50%, 8/1/29 | 1,000 | 1,103 |
| Saint Charles Parish PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22) | 700 | 698 |
| | | 2,872 |
| **Maine 0.1%** | | |
| Maine HHEFA, MaineGeneral Health, 6.75%, 7/1/36 | 1,000 | 1,057 |
| | | 1,057 |
| **Maryland 5.1%** | | |
| Baltimore City, Convention Center Hilton, 5.00%, 9/1/32 (13) | 500 | 450 |
| Baltimore City, Convention Center Hilton, 5.25%, 9/1/22 (13) | 750 | 758 |
| Baltimore City, Convention Center Hilton, 5.875%, 9/1/39 | 585 | 554 |
| Gaithersburg, Asbury Maryland Obligated Group 5.125%, 1/1/36 | 1,150 | 1,077 |
| Maryland Economic Dev. Corp., CONSOL Energy, 5.75%, 9/1/25 | 2,250 | 2,341 |
| Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35 | 1,400 | 1,418 |
| Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22 | 1,650 | 1,960 |
| Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31 | 500 | 545 |
| Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39 | 1,100 | 1,285 |
| Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45 | 2,000 | 2,108 |

| | | |
|---|---|---|
| Maryland HHEFA, Ingleside at King Farm Presbyterian Community, 5.30%, 1/1/37 | 1,000 | 908 |
| Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42 | 3,000 | 2,966 |
| Maryland HHEFA, Meritus Medical Center Washington County Hosp., 5.75%, 1/1/33 | 800 | 819 |
| Maryland HHEFA, Meritus Medical Center Washington County Hosp., 5.75%, 1/1/38 | 650 | 656 |
| Maryland HHEFA, Meritus Medical Center Washington County Hosp., 6.00%, 1/1/28 | 1,750 | 1,832 |
| Maryland HHEFA, Meritus Medical Center Washington County Hosp., 6.00%, 1/1/43 | 1,250 | 1,275 |
| Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/43 | 6,000 | 5,917 |
| Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/15 (1) | 2,230 | 2,368 |
| Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/27 (3) | 7,985 | 8,603 |
| | | 37,840 |
| **Massachusetts 1.3%** | | |
| Massachusetts DOT, 5.00%, 1/1/32 | 3,000 | 3,109 |
| Massachusetts Ed. Fin. Auth., 6.35%, 1/1/30 (3)(14) | 540 | 571 |
| Massachusetts HEFA, Partners Healthcare VRDN, 0.06%, 7/1/27 | 3,500 | 3,500 |
| Massachusetts Housing Fin. Agency, Multi-Family 5.35%, 12/1/42 (3) | 2,500 | 2,499 |
| | | 9,679 |
| **Michigan 0.1%** | | |
| Michigan Strategic Fund, Dow Chemical, 6.25%, 6/1/14 | 500 | 514 |
| | | 514 |
| **Minnesota 0.3%** | | |
| Wayzata, Folkestone Senior Living Community, 5.75%, 11/1/39 | 2,000 | 1,981 |
| | | 1,981 |

| | | |
|---|---|---|
| **Missouri 1.7%** | | |
| Curators of the Univ. of Missouri, 5.00%, 11/1/25 | 5,000 | 5,599 |
| Kansas City IDA, Downtown Redev., 5.50%, 9/1/25 | 3,620 | 4,086 |
| Missouri HEFA, BJC Health, VRDN, 0.07%, 5/15/38 | 900 | 900 |
| Missouri Joint Municipal Electric Utility Commission 5.00%, 1/1/17 (5) | 2,000 | 2,143 |
| | | 12,728 |
| **Nebraska 0.9%** | | |
| Douglas County Hosp. Auth. No. 2, Children's Hosp. 6.125%, 8/15/31 | 965 | 1,017 |
| Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.08%, 7/1/35 | 5,500 | 5,500 |
| | | 6,517 |
| **Nevada 1.9%** | | |
| Clark County Airport, Las Vegas McCarran Int'l. Airport 5.125%, 7/1/36 | 1,805 | 1,868 |
| Clark County Airport, Las Vegas McCarran Int'l. Airport 5.50%, 7/1/16 (3)(6) | 2,000 | 2,064 |
| Clark County Airport, Las Vegas McCarran Int'l. Airport 5.75%, 7/1/42 | 7,575 | 8,240 |
| Clark County School Dist., GO, 5.00%, 6/15/14 | 1,115 | 1,148 |
| Las Vegas Valley Water Dist., GO, 5.00%, 6/1/28 | 800 | 872 |
| | | 14,192 |
| **New Jersey 9.2%** | | |
| Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/18 (Prerefunded 8/15/14) (2) | 800 | 830 |
| New Jersey, Equipment Lease Purchase, COP, 5.25%, 6/15/20 | 2,000 | 2,316 |
| New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/24 | 1,000 | 1,065 |
| New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/25 | 5,000 | 5,248 |
| New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28 | 500 | 504 |
| New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/29 | 500 | 499 |

| | | |
|---|---|---|
| New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/15 | 105 | 106 |
| New Jersey Economic Dev. Auth., Middlesex Water, IDRB 5.00%, 10/1/23 | 2,455 | 2,812 |
| New Jersey Economic Dev. Auth., School Fac., 5.25%, 9/1/25 | 2,000 | 2,240 |
| New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/14 | 530 | 540 |
| New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/16 | 600 | 621 |
| New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 4.875%, 9/15/19 (3) | 880 | 854 |
| New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.125%, 9/15/23 (3) | 1,000 | 953 |
| New Jersey Economic Dev. Auth., United/Continental Airlines IDRB, 5.25%, 9/15/29 (3) | 1,000 | 919 |
| New Jersey EFA, Stevens Institute of Technology, 5.00%, 7/1/19 | 1,075 | 1,163 |
| New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 (Prerefunded 6/1/19) (2) | 3,000 | 3,966 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health 5.00%, 7/1/23 | 1,255 | 1,366 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health 5.00%, 7/1/24 | 4,500 | 4,834 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health 5.00%, 7/1/25 | 1,000 | 1,062 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health 5.625%, 7/1/37 | 2,000 | 2,058 |
| New Jersey Health Care Fac. Fin. Auth., Barnabas Health Zero Coupon, 7/1/31 | 1,275 | 479 |
| New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/25 | 4,000 | 4,351 |
| New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Univ. Hosp. at Hamilton, 5.00%, 7/1/25 (15) | 500 | 505 |
| New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/17 (3) | 1,545 | 1,704 |
| New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/18 (3) | 2,000 | 2,204 |

| | | |
|---|---|---|
| New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/26 | 1,865 | 1,952 |
| New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28 | 635 | 666 |
| New Jersey Institute of Technology, 5.00%, 7/1/42 | 4,000 | 4,125 |
| New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31 | 3,000 | 3,260 |
| New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (2)(14) | 1,045 | 1,297 |
| New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 | 1,955 | 2,203 |
| New Jersey Turnpike Auth., 5.00%, 1/1/30 | 4,000 | 4,263 |
| New Jersey Turnpike Auth., 5.00%, 1/1/43 | 3,000 | 3,070 |
| North Hudson Sewer Auth., 5.00%, 6/1/20 | 2,710 | 3,127 |
| North Hudson Sewer Auth., 5.00%, 6/1/21 | 955 | 1,101 |
| | | 68,263 |
| **New Mexico 0.2%** | | |
| Sandoval County, Intel, IDRB, 5.00%, 6/1/20 | 1,025 | 1,071 |
| | | 1,071 |
| **New York 13.0%** | | |
| Albany City IDA, College of Pharmacy, 5.625%, 12/1/34 | 685 | 688 |
| Albany City IDA, Saint Peter's Hosp., 5.25%, 11/15/32 | 500 | 515 |
| Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing Corp., 5.375%, 10/1/41 | 3,140 | 3,271 |
| Dormitory Auth. of the State of New York Cabrini of Westchester, 5.20%, 2/15/41 | 3,110 | 3,206 |
| Dormitory Auth. of the State of New York, GO, 5.00%, 10/1/25 | 3,000 | 3,321 |
| Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/23 | 3,200 | 3,534 |
| Dormitory Auth. of the State of New York North Shore Long Island Jewish Health, 5.00%, 5/1/41 | 4,240 | 4,266 |
| Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31 (Prerefunded 9/15/16) (2) | 5 | 6 |

| | | |
|---|---|---|
| Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31 | 3,995 | 4,214 |
| Dormitory Auth. of the state of New York, Personal Income Tax 5.00%, 3/15/32 | 6,250 | 6,700 |
| Dormitory Auth. of the State of New York, Saint John's Univ. 5.00%, 7/1/44 (4) | 1,400 | 1,402 |
| Hudson Yards Infrastructure, 5.75%, 2/15/47 | 1,500 | 1,589 |
| Long Island Power Auth., 5.00%, 12/1/19 (6) | 1,600 | 1,744 |
| Long Island Power Auth., 5.00%, 9/1/37 | 5,000 | 5,093 |
| Long Island Power Auth., 6.00%, 5/1/33 | 1,000 | 1,139 |
| Long Island Power Auth., 6.25%, 4/1/33 | 1,670 | 1,910 |
| Metropolitan Transportation Auth., 5.00%, 11/15/36 | 4,000 | 4,090 |
| Metropolitan Transportation Auth., 5.25%, 11/15/26 (7) | 4,000 | 4,660 |
| Metropolitan Transportation Auth., 6.50%, 11/15/28 | 2,000 | 2,347 |
| Nassau County IDA, Amsterdam at Harborside, 5.875%, 1/1/18 | 300 | 166 |
| Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43 | 1,300 | 721 |
| Nassau County Interim Fin. Auth., Sales Tax, 5.00%, 11/15/21 (Prerefunded 11/15/15) (1)(2) | 1,915 | 2,096 |
| New York City Municipal Water Fin. Auth., 5.75%, 6/15/40 | 600 | 667 |
| New York City Municipal Water Fin. Auth. VRDN, 0.07%, 6/15/45 | 1,700 | 1,700 |
| New York City Transitional Fin. Auth., VRDN, 0.06%, 11/1/22 | 895 | 895 |
| New York City Transitional Fin. Auth., Building Aid 5.00%, 7/15/33 | 2,000 | 2,116 |
| New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20 (Prerefunded 8/1/16) (2) | 2,995 | 3,358 |
| New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20 | 5 | 6 |
| New York City Transitional Fin. Auth., Future Tax VRDN, 0.07%, 8/1/39 | 2,000 | 2,000 |
| New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/21 (5) | 1,250 | 1,331 |
| New York Liberty Dev. Corp., 4 World Trade Center 5.75%, 11/15/51 | 8,170 | 8,722 |
| New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49 | 3,500 | 3,708 |

| | | |
|---|---|---|
| New York State Thruway Auth., Dedicated Tax Fund Second Highway & Bridge, 5.00%, 4/1/23 (5) | 1,305 | 1,462 |
| Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.25%, 12/1/41 | 2,000 | 2,039 |
| Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.50%, 12/1/31 | 2,000 | 2,133 |
| Port Auth. of New York & New Jersey, 5.00%, 10/1/34 (3) | 2,000 | 2,052 |
| Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal Special Obligations, 6.00%, 12/1/36 | 1,000 | 1,079 |
| Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/26 | 1,500 | 1,603 |
| Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (11) | 1,000 | 1,004 |
| Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (11) | 530 | 541 |
| Triborough Bridge & Tunnel Auth., 5.00%, 1/1/28 | 3,000 | 3,310 |
| | | 96,404 |
| **North Carolina 2.2%** | | |
| Charlotte, Charlotte-Douglas Int'l. Airport, 5.00%, 7/1/39 | 2,255 | 2,321 |
| Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.05%, 1/15/45 | 2,600 | 2,600 |
| Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.08%, 1/15/38 | 7,460 | 7,460 |
| Gaston County Ind. Fac. & PCR, National Gypsum, IDRB 5.75%, 8/1/35 (3) | 700 | 648 |
| North Carolina Medical Care Commission, Galloway Ridge 6.00%, 1/1/39 | 520 | 510 |
| Raleigh-Durham Airport Auth., 5.00%, 11/1/30 | 2,205 | 2,359 |
| | | 15,898 |
| **Ohio 0.6%** | | |
| Bowling Green, CFP I Student Housing, 5.75%, 6/1/31 | 1,500 | 1,562 |
| Ohio Air Quality Dev. Auth., Columbus Southern Power, PCR 3.875%, 12/1/38 (Tender 6/1/14) | 495 | 503 |
| Ohio Air Quality Dev. Auth., FirstEnergy, PCR, 5.70%, 8/1/20 | 2,000 | 2,208 |

| | | |
|---|---|---|
| Southeastern Ohio Port Auth., Memorial Health 6.00%, 12/1/42 | 500 | 484 |
| | | 4,757 |
| **Oklahoma 0.4%** | | |
| Norman Regional Hosp. Auth., Norman Regional Health 5.375%, 9/1/36 | 400 | 378 |
| Oklahoma County Fin. Auth., Epworth Villa, 5.00%, 4/1/33 | 1,000 | 916 |
| Oklahoma County Fin. Auth., Epworth Villa, 5.875%, 4/1/30 | 250 | 252 |
| Tulsa County Ind. Auth., Montereau, Senior Living Community 7.25%, 11/1/40 | 1,500 | 1,582 |
| | | 3,128 |
| **Oregon 0.1%** | | |
| Deschutes County Hosp. Fac. Auth., Saint Charles Health 8.25%, 1/1/38 | 750 | 885 |
| | | 885 |
| **Pennsylvania 2.3%** | | |
| Allegheny County IDA, U.S. Steel, PCR, 5.75%, 8/1/42 (3) | 2,000 | 1,579 |
| Allegheny County IDA, U.S. Steel, PCR, 6.50%, 5/1/17 | 750 | 779 |
| Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/32 | 1,465 | 1,347 |
| Cumberland County Municipal Auth., Asbury Obligated Group 5.25%, 1/1/41 | 1,190 | 1,040 |
| Geisinger Auth., Geisinger Health, VRDN, 0.05%, 6/1/41 | 100 | 100 |
| Montgomery County IDA, 5.375%, 8/1/38 | 2,085 | 2,199 |
| Pennsylvania Economic Dev. Fin. Auth. Allegheny Energy Supply, IDRB, 7.00%, 7/15/39 | 2,000 | 2,005 |
| Pennsylvania Economic Dev. Fin. Auth., USG Corp. 6.00%, 6/1/31 (3) | 1,500 | 1,479 |
| Pennsylvania Turnpike Commission, 5.625%, 6/1/30 | 2,000 | 2,175 |
| Philadelphia Airport, 5.00%, 6/15/35 | 2,000 | 2,022 |

| | | |
|---|---|---|
| Saint Mary Hosp. Auth., Catholic Health East, 5.50%, 11/15/24 (Prerefunded 11/15/14) (2) | 1,050 | 1,106 |
| Susquehanna Area Regional Airport Auth., 6.50%, 1/1/38 (3) | 750 | 807 |
| | | 16,638 |
| **Puerto Rico 0.1%** | | |
| Puerto Rico Electric Power Auth., FRN, 0.686%, 7/1/29 (7) | 1,300 | 801 |
| Puerto Rico Highway & Transportation Auth., 5.50%, 7/1/15 (12) | 190 | 200 |
| | | 1,001 |
| **Rhode Island 0.1%** | | |
| Central Falls Detention Fac. Corp., 7.25%, 7/15/35 | 495 | 373 |
| | | 373 |
| **South Carolina 0.4%** | | |
| South Carolina Public Service Auth., 5.50%, 1/1/38 | 2,000 | 2,166 |
| York County, Celanese, IDRB, 5.70%, 1/1/24 (3) | 1,000 | 1,000 |
| | | 3,166 |
| **South Dakota 1.1%** | | |
| South Dakota HEFA, Regional Health, 5.00%, 9/1/22 | 1,250 | 1,385 |
| South Dakota HEFA, Regional Health, 5.00%, 9/1/23 | 250 | 274 |
| South Dakota HEFA, Regional Health, 5.00%, 9/1/28 | 4,750 | 4,910 |
| South Dakota HEFA, Sanford Health, 5.00%, 11/1/37 | 1,280 | 1,273 |
| | | 7,842 |
| **Tennessee 0.7%** | | |
| Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase I 5.125%, 10/1/35 | 1,500 | 1,375 |
| Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase I 6.00%, 10/1/35 | 600 | 586 |

| | | |
|---|---|---|
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24 | 2,650 | 2,914 |
| | | 4,875 |
| **Texas 9.5%** | | |
| Austin Convention Enterprises, 5.25%, 1/1/14 (13) | 1,500 | 1,505 |
| Austin Convention Enterprises, 5.75%, 1/1/24 (11) | 1,250 | 1,269 |
| Brazos River Auth., Texas Competitive Electric, PCR 8.25%, 5/1/33 (3)(11) | 1,000 | 15 |
| Brazos River Harbor Navigation Dist., Dow Chemcial, IDRB VR, 5.95%, 5/15/33 (3) | 1,000 | 1,066 |
| Central Texas Regional Mobility Auth., 5.00%, 1/1/42 | 4,490 | 3,877 |
| Dallas/Fort Worth Airport, 5.00%, 11/1/24 | 1,000 | 1,100 |
| Dallas/Fort Worth Airport, 5.00%, 11/1/38 (3) | 5,000 | 4,794 |
| Dallas/Fort Worth Airport, 5.00%, 11/1/44 | 4,000 | 3,994 |
| Guadalupe-Blanco River Auth. Ind. Dev., AEP Texas Central IDRB, 5.625%, 10/1/17 | 1,000 | 1,121 |
| Harris County Cultural Ed. Fac., Methodist Hosp. VRDN, 0.08%, 12/1/27 | 1,100 | 1,100 |
| Harris County Health Fac. Dev. Corp., Methodist Hosp. VRDN, 0.08%, 12/1/41 | 7,150 | 7,150 |
| Houston, Combined Utility, 5.25%, 5/15/25 (1) | 4,470 | 4,583 |
| Lower Colorado River Auth., 5.00%, 5/15/28 | 3,320 | 3,532 |
| Lower Colorado River Auth., 5.00%, 5/15/30 | 8,935 | 9,350 |
| Lower Colorado River Auth., 5.00%, 5/15/33 | 3,500 | 3,606 |
| Lower Colorado River Auth., 5.75%, 5/15/37 | 265 | 278 |
| Lower Colorado River Auth., Series A1, 5.75%, 5/15/37 (Prerefunded 5/15/15) (2) | 60 | 65 |
| Lower Colorado River Auth., Series A2, 5.75%, 5/15/37 (Prerefunded 5/15/15) (2) | 2,675 | 2,900 |
| North Texas Tollway Auth., 6.125%, 1/1/31 | 3,000 | 3,207 |
| San Antonio Electric & Gas, Series A1, 5.00%, 2/1/25 (Prerefunded 2/1/15) (2) | 100 | 106 |

| | | |
|---|---|---|
| San Antonio Electric & Gas, Series A2, 5.00%, 2/1/25 (Prerefunded 2/1/15) (2) | 1,900 | 2,013 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 6.25%, 11/15/29 | 2,250 | 2,566 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Project - Northwest Senior High School, 6.00%, 11/15/36 | 500 | 497 |
| Texas Municipal Gas Acquisition & Supply Corp., Merril Lynch 5.00%, 12/15/13 | 1,200 | 1,206 |
| Texas Municipal Gas Acquisition & Supply Corp. III Macquarie Group, 5.00%, 12/15/29 | 2,200 | 2,166 |
| Texas PFA, Unemployment Obligation Trust, 5.00%, 7/1/19 | 3,000 | 3,095 |
| Texas Transportation Commission, Central Texas Turnpike 1.25%, 8/15/42 (Tender 2/15/15) | 3,000 | 3,012 |
| Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30 | 1,000 | 1,087 |
| | | 70,260 |
| **Utah 0.4%** | | |
| Utah Transit Auth., Sales Tax, 5.00%, 6/15/42 | 2,500 | 2,544 |
| | | 2,544 |
| **Virgin Islands 0.1%** | | |
| Virgin Islands PFA, Diageo, 6.75%, 10/1/37 | 850 | 925 |
| | | 925 |
| **Virginia 4.0%** | | |
| Chesapeake Toll Road, 5.00%, 7/15/47 | 1,500 | 1,400 |
| Chesapeake Toll Road, VR, 0.00% 7/15/32 | 1,500 | 774 |
| Fairfax County IDA, Inova Health, 5.50%, 5/15/35 | 1,725 | 1,834 |
| James City County Economic Dev. Auth., Windsormeade 2.00%, 10/1/48 | 201 | — |
| James City County Economic Dev. Auth., Windsormeade 6.00%, 6/1/43 | 621 | 510 |
| New Port CDA, Special Assessment, 5.60%, 9/1/36 | 415 | 254 |

| | | |
|---|---|---|
| Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (3) | 500 | 412 |
| Peninsula Ports Auth., Virginia Baptist Homes, 5.40%, 12/1/33 | 700 | 582 |
| Richmond, Utilities, 4.50%, 1/15/33 (7) | 1,780 | 1,804 |
| Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49 | 5,500 | 5,138 |
| Virginia HDA, Single Family, 6.00%, 7/1/25 | 800 | 801 |
| Virginia Port Auth., 5.00%, 7/1/22 (3)(7) | 1,855 | 1,983 |
| Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 1/1/40 (3) | 4,500 | 4,074 |
| Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/25 (3) | 1,000 | 1,010 |
| Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.00%, 7/1/27 (3) | 1,000 | 995 |
| Virginia Small Business Fin. Auth., Elizabeth River Crossings 6.00%, 1/1/37 (3) | 4,000 | 4,142 |
| Winchester IDA, Valley Health, 5.625%, 1/1/44 | 3,800 | 4,009 |
| | | 29,722 |
| **Washington 0.3%** | | |
| Chelan County Public Utility Dist. No. 1, Rock Island Hydro Zero Coupon, 6/1/18 (1) | 585 | 534 |
| Greater Wenatchee Regional Events Center, 5.50%, 9/1/42 | 650 | 605 |
| Washington Health Care Fac. Auth., 6.25%, 8/1/36 (Prerefunded 8/1/18) (2) | 995 | 1,123 |
| | | 2,262 |
| **West Virginia 0.5%** | | |
| Pleasants County, Allegheny Energy Supply, 5.25%, 10/15/37 | 2,000 | 1,937 |
| West Virginia Economic Dev. Auth., Appalachian Power 5.375%, 12/1/38 (Tender 12/1/20) | 1,800 | 1,850 |
| | | 3,787 |
| Total Municipal Securities (Cost $728,651) | | 739,049 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $728,651) | $ 739,049 |
| Interest receivable | 10,667 |
| Receivable for shares sold | 1,644 |
| Receivable for investment securities sold | 155 |
| Cash | 84 |
| Cash deposits on futures contracts | 73 |
| Variation margin receivable on futures contracts | 8 |
| Total assets | 751,680 |
| **Liabilities** | |
| Payable for investment securities purchased | 9,308 |
| Payable for shares redeemed | 1,237 |
| Investment management and administrative fees payable | 318 |
| Other liabilities | 742 |
| Total liabilities | 11,605 |
| **NET ASSETS** | $ 740,075 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 111 |
| Accumulated undistributed net realized loss | (15,228) |
| Net unrealized gain | 10,230 |
| Paid-in capital applicable to 65,794,744 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized | 744,962 |
| **NET ASSETS** | $ 740,075 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** | |
| **($739,543,721 / 65,747,537 shares outstanding)** | $ 11.25 |
| **Advisor Class** | |
| **($530,950 / 47,207 shares outstanding)** | $ 11.25 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income exempt from federal income taxes. The fund has two classes of shares: the Summit Municipal Income Fund original share class, referred to in this report as the Investor Class, offered since October 29, 1993, and the Summit Municipal Income Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian, and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance On May 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of October 31, 2013, the fund held interest rate futures with cumulative unrealized loss of $168,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended October 31, 2013, the fund recognized $6,000 of realized gain on Futures and a $(168,000) change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of October 31, 2013, cash of $73,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At October 31, 2013, approximately 11% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $207,165,000 and $225,565,000, respectively, for the year ended October 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended October 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2013 and October 31, 2012, totaled $29,968,000 and $25,935,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of October 31, 2013, expire as follows: $3,297,000 in fiscal 2016, $2,106,000 in fiscal 2017, and $2,277,000 in fiscal 2019; $7,538,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of October 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 20,991 shares of the Advisor Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Income Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $67,000 from short-term capital gains

  $30,007,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
1993	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2013	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[52]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Vice President

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013